UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 27, 2004

                          NATIONAL R.V. HOLDINGS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-22268               33-0371079
----------------------------- ------------------------  ------------------------
(State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
      of incorporation)                                  Identification No.)

                      3411 N. PERRIS BOULEVARD
                      PERRIS, CALIFORNIA 92571
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       (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (909) 943-6007
                                 ---------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

         On September 27, 2004, National R.V. Holdings, Inc. (the "Company") announced that it had sold its National RV travel trailer business assets to Weekend Warrior, a privately owned, California-based ramp-trailer manufacturer. The sale is designed to allow the Company to further concentrate its efforts and resources on its growing motorhome business.

         A copy of the Company's press release announcing the completion of such sale is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits

     99.1 Press Release of National R.V. Holdings, Inc. dated September 27, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                           NATIONAL R.V. HOLDINGS, INC.



                           By:      Joseph W. Hansen
                                    -----------------------------------
                                            Joseph W. Hansen
                                           Chief Financial Officer



Date:  September 27, 2004

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